UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 19, 2015, Medical Transcription Billing, Corp. (the “Company”) entered into settlement agreements with certain parties that the Company believed had violated (or tortiously interfered with) an agreement restricting them from directly or indirectly soliciting customers of the Company pursuant to the acquisition agreement between the Company and CastleRock Solutions, Inc. (“CastleRock”) dated August 23, 2013 and completed on July 28, 2014.

In accordance with the settlement agreements (the “Agreements”), the Company has agreed to release its claims in consideration for (i) the forfeiture of 53,797 shares of Company stock that were otherwise issuable to CastleRock in connection with the acquisition of the CastleRock businesses, (ii) the removal of a provision limiting the reduction of the CastleRock purchase price should revenues generated by the CastleRock businesses for the twelve (12) months after the acquisition be less than the 12 months’ revenue immediately preceding the acquisition, (iii) terminating the consulting agreement between the Company and CastleRock, and (iv) an agreement between the Company, EA Health Corporation, Inc. (“EA Health”) and Christopher F. Burns (“Burns”) prohibiting EA Health and Burns from soliciting or creating business relationships with any additional current or former customers of the Company for a period of six (6) months ending June 17, 2015. The obligations of the Company and CastleRock contained in the acquisition agreement remain intact aside from the modifications contained in the attached agreements.

The foregoing is a summary description of certain terms of the Agreements and is qualified in its entirety by reference to the full text of the Agreements, a copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Modification and Settlement Agreement between Medical Transcription Billing, Corp., CastleRock Solutions, Inc., Professional Accounts Management, Inc., Tekhealth Services, Inc., and Ravindran Ramoji, , dated February 19, 2015.

10.2	Modification and Settlement Agreement between Medical Transcription Billing, Corp., Physician Development Strategies, Inc. d/b/a Practice Development Strategies, Ravindran Ramoji, and Christopher F. Burns, dated February 19, 2015.

10.3	Settlement and Mutual Release between Medical Transcription Billing, Corp., EA Health Corporation and Christopher F. Burns dated February 25, 2015.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.
(Registrant)

Date: February 25, 2015	By:	/s/ Mahmud Haq
Mahmud Haq Chairman of the Board and Chief Executive Officer